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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  November 18, 1994
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                          FORSTMANN & COMPANY, INC.
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   GEORGIA                        1-9474                      58-165-1326
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(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File number)              Identification No.)
incorporation)


1185 Avenue of the Americas, New York, NY            10036
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (212) 642-6900
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Item 5.  Other Events.
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     On November 18, 1994, the registrant issued a press release regarding anticipated results for fiscal 1994. The information contained in such press release is hereby incorporated by reference into this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)  Exhibits.
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              99.1.  Press release of the Company dated November 18, 1994 regarding anticipated 1994 results.




                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act  of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FORSTMANN & COMPANY, INC.

                                           By:  /s/ Christopher L. Schaller
                                                ---------------------------
                                                Christopher L. Schaller
                                                Chairman, President and
                                                Chief Executive Officer

December 8, 1994

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                                 EXHIBIT INDEX
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Exhibit
Number                                  Description
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99.1.                        Press release of the Company dated
                             November 18, 1994 regarding
                             anticipated 1994 results.